EXHIBIT 3(i)
                            ARTICLES OF INCORPORATION

Incorporated by reference to Exhibit 3(i) to PBI's Quarterly Report on Form 10-QSB filed with the SEC on November 14, 2000 and amended on December 19, 2000.


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